North America’s oldest, largest and most innovative recycling solutions company serving the nation’s food industry Investor and Analyst Forum Sept. 12, 2012 Exhibit 99.1

Forward-looking Statements
1
Inv Conf 92012
This presentation contains forward-looking statements regarding the business, operations and prospects of Darling and industry factors affecting it.  These statements are identified by words such as “may,” “will,”  “ begin,” “ look forward,” “expect,” “believe,” “intend,”
“anticipate,” “should,” “potential,” “estimate,” “continue,” “momentum” and other words referring to events to occur in the future. These statements reflect Darling's current view of future events and are based on its assessment of, and are subject to, a variety of risks and uncertainties beyond its control, including disturbances in world financial, credit, commodities, stock markets, and climatic conditions;
potential changes in national and foreign regulations affecting the company’s products; a decline in consumer confidence and discretionary spending;  the general performance of the U.S. and global economies;  global demands for bio-fuels and grain and oilseed commodities, which have exhibited volatility, and can impact the cost of feed for cattle, hogs, and poultry, thus affecting available rendering feedstock;
risks, including future expenditure, relating to Darling’s joint venture with Valero Energy Corporation to construct and complete a renewable diesel plant in Norco, Louisiana and possible difficulties completing and obtaining operational viability with the plant on a timely basis, or at all; risks relating to possible third party claims of intellectual property infringement; risks associated with the development of competitive sources for alternative renewable diesel or comparable fuels; economic disruptions resulting from the European debt crisis; and continued
or escalated conflict in the Middle East, each of which could cause actual results to differ materially from those projected in the forward-
looking statements. Other risks and uncertainties regarding Darling, its business and the industry in which it operates are referenced from time to time in the Company’s filings with the Securities and Exchange Commission.  Darling is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.
This presentation also contains information about Darling’s adjusted EBITDA, adjusted net income and adjusted earnings per share, which are not measures derived in accordance with GAAP and which exclude components that are important to understanding Darling’s financial performance. Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flows or liquidity prepared in accordance with accounting principles generally accepted in the United States.
Investor and Analyst Forum – Sept. 12, 2012

•
For over 130 years….Darling has efficiently transported and
processed waste streams from the food industry into value added ingredients.
•
Today, Darling continues to innovate, finding new ways to transform sustainable waste streams and create sustainable renewable
products to help a growing world.
•
We are…America’s
oldest,
largest
and most
innovative
recycling
solutions company serving our nation’s food industry.
2
Inv Conf 92012
Investor and Analyst Forum – Sept. 12, 2012

A history of transition
• Commodity ingredients
• Specialized pet food ingredients
• Custom aquaculture ingredients
• Boiler fuels
• Biodiesel
• Renewable diesel (green diesel)
• Organic fertilizer
3
Inv Conf 92012
Feed
Fuel
Fertilizer
Investor and Analyst Forum – Sept. 12, 2012
Fertilizer &
Feed
Soap &
Fertilizer
Feed, Fuel,
and Fertilizer
Animal Fats, UCO, Proteins
Animal Fats, UCO
Enriched Animal Proteins

What does rendering do?
• Kills pathogenic organisms
o
Pathogens may threaten human/animal health and thrive on perishable organic materials.
• Protects the environment
• Recycles nutrients:
o
For use in animal feed and in fertilizer.
o
Prevents loading of soil with nitrogen and phosphorus.
• Recycles carbon:
o
Rendering captures carbon  and nitrogen to avoid greenhouse gas emissions.
o
Rendering captures approximately 7 times more carbon than it emits from its processes.
• Recycles energy:
o
Captures the energy in the raw materials and packages it into stable products that can be stored, transported and used easily.
o
All rendered products contain significant amounts of energy.
o
Fats, greases and oils are nature’s way of concentrating and storing energy.
o
Whether energy is measured in calories or as BTU, it is still energy.
• Provides control, verification and traceability to regulatory agencies and the public that condemned or expired meat products are not re-used as human food.
The industry does all of this within hours of receiving raw
materials, rather than taking weeks or months as some
popular alternative methods do.
4
Inv Conf 92012
Investor and Analyst Forum – Sept. 12, 2012

Source and potential volumes of animal byproducts
available for rendering (from USDA 2009, data)
Specie
Annual weights in million pounds
Pre-slaughter Slaughter
Downstream
(Meat Processing and Retail)
Specie Totals
and Grand
Total
On-Farm &
Ante-mortem
Deaths
Animal
Byproducts
Fat, Bone &
Trim
34
Expired Meat
4
Beef
1,932.2 17,114.9 7,083.8 1,350.8 27,481.8
Pork
981.7 7,878.8 4,891.5 1,013.1 14,765.0
Lamb
64.1 214.2 119.2 30.7 428.2
Chickens
598.5 12,398.0 10,649.5 1,289.4 24,935.4
Turkey
126.0 1,441.7 1,106.8 276.3 2,950.8
Category
Totals
3,702.4 39,047.6 23,850.7 3,960.4 70,561.1

From USDA on-farm mortality and pre-slaughter data.

Calculated from USDA data for total live weight at slaughter minus carcass weights.

Calculated from USDA data for meat available at retail subtracted from carcass weights, for import and export data.

Packaged meat that has passed its “sell-by” date.  From USDA Supermarket losses studies.

Inv Conf 92012
Investor and Analyst Forum – Sept. 12, 2012
1
2

Digester
Compost
Animal Feed
Rendering
Fertilizer
Biofuel
Oleo-chemical
Cleansers
Tires Paints
Lubricants
Fertilizer
Effluent
Biogas
75%
Methane
25% CO
2
Electricity
Water
7:1
capture to
emit ratio
Pet
Food

Inv Conf 92012
Generator
Greenhouse
Gases
Dryer Captured
Investor and Analyst Forum – Sept. 12, 2012
Meat waste

A LOOK BACK AND A GLIMPSE TO THE FUTURE 7 Inv Conf 92012 Investor and Analyst Forum – Sept. 12, 2012

10 Years of DAR Growth 8 Inv Conf 92012 Investor and Analyst Forum – Sept. 12, 2012

3 Basic Principles to Guide Us 9 Inv Conf 92012 Run the business Brand the business Grow the business Investor and Analyst Forum – Sept. 12, 2012

Run the Business
•
Focused on standardizing many aspects of our business
•
One Team, One Dream
•
Remain entrepreneurial while using central planning
•
Strengthening and empowering our management teams at all levels
•
Differentiating and leveraging our customer relationships
•
Investing wisely to capture efficiencies in the plants and on the road
•
Execution driven earnings in a highly volatile market
•
Installing a world-class ERP system
•
Refining our business model with hope of more sustainable and predictable earnings

Inv Conf 92012
Investor and Analyst Forum – Sept. 12, 2012

How does DGD change our model?
• DGD creates a new market for our fats and greases
o
Expected to consume +1.1 billion pounds annually
o
Plant design facilitates expansion
• DGD provides arbitrage opportunities between feed and fuel
• DGD offers margin management opportunities
• DGD helps us procure new sources of feedstock

Inv Conf 92012
Investor and Analyst Forum – Sept. 12, 2012

3 Basic Principles to Guide Us 12 Inv Conf 92012 Investor and Analyst Forum – Sept. 12, 2012 Grow the business Brand the business Run the business

13 Inv Conf 92012 Investor and Analyst Forum – Sept. 12, 2012

Why “DAR PRO Solutions”?
Our New York Stock Exchange (NYSE) symbol provides a strong connection to both our corporate identity and our 130 years of recycling expertise.
It also connects our brand to our owners – the shareholder.
We are a PROfessional, PROgressive and PROactive company manufacturing fats
& PROteins and PROviding other services in addition to PROducing many different
PROducts
over a
PROlonged
period of time.
Innovation permeates our business and culture.  We know that to grow our business, we must consistently find new ways to add value to the products and services our customers expect from us.
When Darling and Griffin joined together, we realized the opportunity to unify our operations under one brand to provide best-in-class service and products, retaining the century-plus history both companies have forged with their customers.

Inv Conf 92012
Investor and Analyst Forum – Sept. 12, 2012

DAR PRO Solutions Fleet Identification 15 Inv Conf 92012 Sample of Plant Signage Investor and Analyst Forum – Sept. 12, 2012 A Darling/Griffin Brand

3 Basic Principles to Guide Us 16 Inv Conf 92012 Investor and Analyst Forum – Sept. 12, 2012 Run the business Brand the business Grow the business

Grow the Business
•
Our balance sheet remains strong
o
Senior Debt will not be retired till 2014/2015
o
Cash is growing
o
Ample debt capacity
•
2012 is  geared towards completing Diamond Green Diesel
•
Other rendering businesses may come for sale, but times are
good and multiples have increased
•
We are poised for growth, both organically and acquisitively!

Inv Conf 92012
Investor and Analyst Forum – Sept. 12, 2012

American Proteins facilities (4-SE)
Baker Commodities facilities (7)
Valley Proteins facilities (11)
Wintzer facility (1-OH)
Tallow Masters facility (1- FL)
Kaluzny Bros. facility (1- IL)
Pascal (5- TX/LA)
Central By-Products (2- MN)
Western Mass facility (1-MA)
Mahoney Mendola (1-IL)
Sanimax facilities (5- US & Canada)
Rothsay (6-Canada)
West Coast Reduction (6- Canada)

Inv Conf 92012
Investor and Analyst Forum – Sept. 12, 2012

Inv Conf 92012
Central By-Products (2- MN)
Western Mass facility (1-MA)
Mahoney Mendola (1-IL)
Sanimax facilities (5- US & Canada)
Rothsay (6-Canada)
West Coast Reduction (6- Canada)
Darling Corporate/Regional Offices
Darling Facilities
American Proteins facilities (4-SE)
Baker Commodities facilities (7)
Valley Proteins facilities (11)
Wintzer facility (1-OH)
Tallow Masters facility (1- FL)
Kaluzny Bros. facility (1- IL)
Pascal (5- TX/LA)
Investor and Analyst Forum – Sept. 12, 2012

20 Inv Conf 92012 Scope Products (13) Endres Processing (8) Investor and Analyst Forum – Sept. 12, 2012

21 Inv Conf 92012 Darling Bakery Feeds facilities Scope Products (13) Endres Processing (8) Investor and Analyst Forum – Sept. 12, 2012

Organic Growth Opportunities
•
New Bakery Waste Recycling Locations
o
Dallas transfer station
o
Options on several properties for future plants
•
Integrated Oil Delivery Systems
•
Hexane Extraction Waste Recovery
•
Expansion of Diamond Green Diesel

Inv Conf 92012
Investor and Analyst Forum – Sept. 12, 2012

Fresh Oil System Integrated Oil Delivery Small footprint, Additional storage 23 Inv Conf 92012 Investor and Analyst Forum – Sept. 12, 2012

Secondary protein nutrients (SPN), also called dissolved air flotation
(DAF) float or skimming's, is a wastewater byproduct that is produced by the poultry industry.  Today a majority of this product is land applied.
We estimate several billion pounds of this product is available annually.
SPN  is
evaporated
in Dublin, GA
Trucked to
Hampton for
extraction
Protein
and oil are
separated
Sold as
animal feed
and fat
Hampton Extraction
Plant

Inv Conf 92012
Investor and Analyst Forum – Sept. 12, 2012

Finished Meal Finished Meal Finished Finished Grease Grease Raw SPN Fines Raw SPN Fines Raw to Finished 25 Inv Conf 92012 Investor and Analyst Forum – Sept. 12, 2012

North America’s oldest, largest and most innovative recycling solutions company serving the nation’s food industry Q&A Q&A 26 Inv Conf 92012 Investor and Analyst Forum – Sept. 12, 2012

PROTEIN PRODUCTS – ADDING VALUE Jim Conway, VP of Sales & Marketing Investor and Analyst Forum – Sept. 12, 2012

INV Conf 92012
Investor and Analyst Forum – Sept. 12, 2012
Val•ue Add•ed
The amount by which the value of a product
increases as it proceeds through the various stages
of its manufacture and distribution.
Having features added to a basic product for which
the buyer is prepared to pay extra.

29 INV Conf 92012 Adds $300-$400 to the VALUE of rendered products Investor and Analyst Forum – Sept. 12, 2012

Blending Facilities
•
Blending increases the value of basic commodities
produced
•
Our Blending Operations:
o
Lynn Center, IL
o
Omaha, NE
o
KC Blending

INV Conf 92012
Investor and Analyst Forum – Sept. 12, 2012

Investor and Analyst Forum – Sept. 12, 2012 Petfood 31 INV Conf 92012 Pet food grade poultry meal increases the value of our poultry meal production by over $200 a ton.

Investor and Analyst Forum – Sept. 12, 2012
Aquaculture

INV Conf 92012
Aquaculture Production in China and the U.S.
1950-2010
Source: FAO
Our pet food grade poultry meal
has become an effective high
grade protein for fish diets.
Demand has steadily grown in our
export markets

Investor and Analyst Forum – Sept. 12, 2012

INV Conf 92012
Validating our goal of adding value for our stockholders
by better serving our customers –
offering the highest quality products and services under one brand name.

Investor and Analyst Forum – Sept. 12, 2012 RISK MANAGEMENT & GLOBAL FAT MARKETS Mike Rath, EVP Commodities

Investor and Analyst Forum – Sept. 12, 2012
Topics
•
Managing Risk in the Darling Portfolio
•
Risk factors
•
Risk mitigation tools
•
Global S & D Fats & Oils
•
North America fats – supply & demand
•
Markets
•
Darling’s footprint to market
•
Fundamental indicators

Inv Conf 92012

Investor and Analyst Forum – Sept. 12, 2012

Inv Conf 92012
Price and/or
Formula Relationship
Diesel
Natural Gas
Electricity
•Volume
•Quality
•Storage
•Weather
•Customer
•Destination
•Specifications
•Mode of
Transportation
•Terms
•History
•Domestic vs.
export
Payment
Sale &
Transportation
Finished
Product
Conversion
Evaporate &
Separate
Collection and
Purchase of
Raw Material
Risk Factors

Investor and Analyst Forum – Sept. 12, 2012
Mitigating Risk
•
Focus on “How we buy it”
o
Buying it on the right market is key
o
Selling it to the right destination is required
o
Spread Management Business
•
Use of Derivatives to Lock in Margins
o
Natural Gas & Diesel
•
Most all formula’s have adjusters
•
Non-formula business... we implement service charges or collection fees
•
Some delivery risk as quantities drive pricing ability
•
Hedges occasionally used to lock in margins in Bakery and Pet Food businesses

Inv Conf 92012
Corn & Soybean Meal
Still have Operating and Quality Risk

Investor and Analyst Forum – Sept. 12, 2012 GLOBAL FAT MARKETS Key Drivers of our Products 38 Inv Conf 92012

Investor and Analyst Forum – Sept. 12, 2012
Source: Informa Economics, A Profile of the North American Rendering Industry, March 2011

Inv Conf 92012
Feed Biofuel
Export
Oleo-
chemicals
50% 10% 30% 10%
Animal Fat Markets
2011 North American Rendering Industry Profile Volume Share

Investor and Analyst Forum – Sept. 12, 2012 40 Inv Conf 92012 Tacoma San Francisco New Orleans Tampa Newark Mexico Market Flexibility

Investor and Analyst Forum – Sept. 12, 2012
2011 U.S. Fat and Grease Production
(9-10 billion lb. market)
Total size in billion lbs.
Poultry Fat
15%
Other Grease
14%
Edible Tallow
21%
Lard
2%
Yellow Grease
14%
Inedible Tallow
34%

Inv Conf 92012
Source:  Informa Economics

Investor and Analyst Forum – Sept. 12, 2012

Inv Conf 92012
2008:  409 tmt rendered fat used
2009:  432 tmt rendered fat used
2010:  240 tmt rendered fat used
2011:  504 tmt rendered fat used
Source: U.S. Census Bureau
Rendered Fat Used in
Biodiesel Production
Biofuels are
Changing the
Marketplace
Source: USDA/FAS Grain Reports, U.S. Biodiesel Board,
European Biodiesel Board Food and Agriculture Policy Research Institute
13.8
15.0
17.3
20.6
Totals in millions 22.6
0
2,000,000
4,000,000
6,000,000
8,000,000
10,000,000
12,000,000
2008 2009 2010 2011 E 2012 F
EU27
Brazil
Argentina
United States
Others
2006 2007 2008 2009 2010 2011
Mexico 399,877 477,711 443,448 439,313 429,058 376,606
China 308,813 337,687 365,351 341,602 322,588 252,063
Singapore 219 559 734 95 44 125,773
Turkey 153,143 142,400 112,571 114,295 137,403 92,844
Central America
and Caribbean 123,977 121,618 117,767 91,991 111,126 75,911
South Korea 134,961 125,936 104,470 102,601 98,384 51,503
Japan 75,884 60,105 57,931 41,223 54,329 47,323
Pakistan 78,208 74,317 64,726 65,957 67,164 32,557
Nigeria 124,717 161,554 123,567 110,664 89,779 31,189
Brazil 5,097 2,318 20,914 28,621 28,152 20,830
Morocco 11,086 18,852 9,455 13,841 15,427 16,913
TOTAL 1,789,999 1,878,632 1,783,385 1,639,470 1,677,347 1,358,304
Global Importers of Tallow 2006-2011 (metric tons)

Investor and Analyst Forum – Sept. 12, 2012
Fats Outlook
•
Global droughts effecting grain supply
•
Palm oil supply increasing
•
European biodiesel demand evolving
•
Stable U.S. renewable fuel policy
•
Economic pressures decreasing world animal supply
•
China demand

Inv Conf 92012

Investor and Analyst Forum – Sept. 12, 2012 Brian Griffin, SVP Procurement & Service DAR PRO SOLUTIONS GO TO MARKET APPROACH

Investor and Analyst Forum – Sept. 12, 2012
DAR PRO Solutions to Market

INV Conf 92012
Quick Look:
• Over 200,000 raw material suppliers
in 42
states  +
• Over 2,000 vehicles to provide
more than 35,000 weekly services
DAR PRO Solutions was created to unite two legacy companies and present the marketplace with one formidable solution.
We see our mission as:
Expanding our raw material volumes intelligently thru
favorable, long-term business relationships

Investor and Analyst Forum – Sept. 12, 2012
DAR PRO Solutions to Market
PROfessional Team
Greatest wealth of customer service knowledge in rendering industry with sales staff of 6 National/15 Regional/80 Local reps with full support from an Advisory
Group of 24 team members
Account Managers generate in excess of 6,000 F2F visits each week
25,000 service relationships created in most recent 6-month period
Dedicated National Service Center to provide “one touch” support
PROficient Services
Real-time scoring with $ 1.5M commitment to on-board computers
Provides suppliers with point-of-service/traceability standards
Route optimization to maximize collection efficiency
Service management for national accounts through National Service Center

INV Conf 92012
Five Key Base Elements

Investor and Analyst Forum – Sept. 12, 2012
PROfile
Best-in-Class Collection Equipment
Moving industry to indoor collection equipment
Best selection in the restaurant industry
Focus on “intelligent, long-term relationships”
PROactive
Environmental Stewardship
Stress the importance of our efforts in regards to timely collection and processing to exceed marketplace and regulatory expectations
Continued focus towards creating margins with low value raw material supplies such as trap grease, wastewater, and bakery by-products
Dar Pro Solutions to Market

INV Conf 92012
Reduce opportunity for grease bandits
Better product yield results
Increased focus towards “recycling consultants”

Investor and Analyst Forum – Sept. 12, 2012
DAR PRO Solutions to Market

INV Conf 92012
PROgressive Pricing
Our National Service Center will be able to reach out “electronically’ to all
200,000+ suppliers and customers via
www.darpro.com,
customer portals,
and our new toll-free service number – (855)-DARPRO1
Ability to bundle service packages to the local diner, regional brand, or national quick service restaurant chain in a one-stop approach

Investor and Analyst Forum – Sept. 12, 2012
DARPRO
Solutions,
launching this fall, will be a
very exciting period for both us and our customers.
Our goal is to bring new energy and leverage our abilities
to change the typical stereotype of the “invisible rendering company” into a recognition of
Darling, and the DAR PRO brand, as a

INV Conf 92012

Investor and Analyst Forum – Sept. 12, 2012
Larry Angotti • John Rini  • Chris Fleek • Harold Bowman
Mike Molini • Ken Viviani • Bill Morris • Mark Baker
Brent Frisch  • Donnie Thomas • Tom Gabriel
Rick Geise • Dwain Varisco • Ken Thomley
Doug Sabins • Kraig Fussell • Esco Hornsby
Anna Maria Palacios • John Woodruff
George Baker • Doug Cwiertnia
Brian Breitenstein  • Pat Kreeb
Jessica Boyers • Gene Schneider
Grant Allbrook • Brian Griffin
Don Kinser • Gabe Martelino
Abby Badrian • Jim Larkin
Matt Stephens • Ruth Gaddis
Ben Politte • Curtis Crawford
Mike Olson • Al Steiger
Matt Stephens • Chuck Whitfield
Randall Lovinggood • Kevin Mack
Marcus Asbell • Larry Stanley
Tom Potter • John Wasse
Steve Cox • Ken Neail • Terry Long
Robert Misenhimer • Bo Stewart
Dave Bryant • Larry Thompson
Mike Kleier • Mark O’Callaghan
Anna Marie Truis • Richard Ramirez
Rich Hummel • Warren Copple • Von Dorjevski
David Kasselmann • Mike Gerth • Ricardo Canseco
Brian Paprocki • Chris Mattingly • Doug Spritzky
Bill Borrelli • Kim Shuey • Bill Wardle • Bob Seemann
Vance Cunningham • Dennis Herzog
Phil Wachowski • Tim Summers • Rick Elrod
John Hofstedt • Robert Moore
Mark Ward • Mike Keim • Neil Katchen
Ronnie Rodger • Travis Miller
Roy Sutphin • Austin Crittenden
Steve Guillen • Chris Jenkins
Mike Thornberry • Joey Gibb
Jamey Vance • Lucas Simi
Pete Tzanetis • Mike Kreth
Carla Simons • Rich Franklin
Jeremy Poston • John Wasse
Greg Rawe • Keith Wendorff
Jim Brackenridge • Ed Ballew
Dewitt Guttridge • Kevin Mack
Marcus Griffin • Jack LaBerta
Joe Fiouris • Hank Lawrence
John Wasse • John Casaccio
Robert Lagomarsino • Mitch Starr
Dave Mancha • Carlos Ramirez
Austin Cummings • Robert Moore
Mathew McDonald • Nelson Benitez
Marc Myerson • Chris Reitz • Bob Groszek
Brandon Craun • David Callaway •
Kim Stockelman • Marty Griffin • John Bullock
Questions?

INV Conf 92012

Investor and Analyst Forum – Sept. 12, 2012 FINANCIAL UPDATE John Muse, Executive Vice President

Investor and Analyst Forum – Sept. 12, 2012
Topics

INV Conf 92012
•
Balance Sheet
•
Working Capital
•
Debt
•
Investments
•
Statement of Operations
•
Revenue
•
EBITDA % of Sales
•
Formulas/Prices
•
Investments
•
Cash Flows
•
Capex
•
Debt
•
Investment
•
Cash
•
Interest
•
Taxes
•
Other
•
Questions

Investor and Analyst Forum – Sept. 12, 2012
Balance Sheet

INV
Conf
92012
6/30/2012 12/31/2011
Cash and cash equivalents
$72.3 $38.9
Restricted cash
0.4 0.4
Accounts receivables, net
97.4 95.8
Inventories
56.2 50.8
Other current assets
21.8 33.7
Total current assets
$248.1 $219.7
Property, plant and equipment, net
422.7 400.2
Collection route and contracts, net
351.3 362.9
Goodwill
381.4 381.4
Investment in unconsolidated subsidiary
46.4 21.7
Other assets 29.4 31.1
Total assets $1,479.2 $1,417.0
Current portion of long-term debt $0.0 $0.0
Accounts payable 71.3                                60.4
Accrued expenses 63.3 66.8
Total current liabilities $134.7 $127.3
Long-term debt 250.0 280.0
Deferred income taxes 42.6 31.1
Other non-current liabilities 56.7 58.2
Total liabilities $484.0 $496.7
Stockholder's equity 995.2 920.4
Total liabilities and equity $1,479.2 $1,417.0
Balance Sheet as of 2    Qtr 2012 and Fiscal YE 2011   (US$ in millions)
nd

Investor and Analyst Forum – Sept. 12, 2012
Balance Sheet
Working Capital Data:
($ millions)
6/30/2012 12/31/2011
Accounts receivable, net $   97.4 $   95.8
Average days sales outstanding 21.5 days 19.5 days
Inventories $   56.2 $   50.8
Days sales in inventory 12.4 days 10.3 days
Accounts payable & accrued expenses/
Costs of sales and operating expenses
$ 134.6 $ 127.2
Days AP & AE / COS & OE 41.5 days 36.6 days

INV Conf 92012

Investor and Analyst Forum – Sept. 12, 2012

INV Conf 92012
Balance Sheet
Balance Sheet as of 2 Qtr 2012 and Fiscal YE 2011
(US$
in millions)
Fiscal 2011
6/30/2012 12/31/2011
Cash and cash equivalents
$72.3 $38.9
Restricted cash
0.4 0.4
Accounts receivables, net
97.4 95.8
Inventories
56.2 50.8
Other current assets
21.8 33.7
Total current assets
$248.1 $219.7
Property, plant and equipment, net
422.7 400.2
Collection route and contracts, net
351.3 362.9
Goodwill
381.4 381.4
Investment in unconsolidated subsidiary
46.4 21.7
Other assets 29.4 31.1
Total assets $1,479.2 $1,417.0
Current portion of long-term debt $0.0 $0.0
Accounts payable 71.3                                60.4
Accrued expenses 63.3 66.8
Total current liabilities $134.7 $127.3
Long-term debt 250.0 280.0
Deferred income taxes 42.6 31.1
Other non-current liabilities 56.7 58.2
Total liabilities $484.0 $496.7
Stockholder's equity 995.2 920.4
Total liabilities and equity $1,479.2 $1,417.0
Quarter ended
nd

Investor and Analyst Forum – Sept. 12, 2012

INV Conf 92012
Balance Sheet
Investment in Unconsolidated Subsidiary (DGD)
($ millions)
Capital Investment
2010 Capital Cost $  1.6
2011 Cash Contributions 21.7
2011 JV Recognized P&L (1.6)
2011 Investment Balance $21.7
2012 Cash Contributions 25.6
2012 JV Recognized P&L (0.9)
Total Investment at 6/30/12 $46.4
Investment Committed to DGD $93.2
Additional Investment – Scope Change (DAR) 4.1
Estimated Required Funding $97.3
Additional Funding   $50.9
Plus any increases in working capital

Investor and Analyst Forum – Sept. 12, 2012

INV Conf 92012
Balance Sheet
6/30/2012 12/31/2011
Cash and cash equivalents
$72.3 $38.9
Restricted cash
0.4 0.4
Accounts receivables, net
97.4 95.8
Inventories
56.2 50.8
Other current assets
21.8 33.7
Total current assets
$248.1 $219.7
Property, plant and equipment, net
422.7 400.2
Collection route and contracts, net
351.3 362.9
Goodwill
381.4 381.4
Investment in unconsolidated subsidiary
46.4 21.7
Other assets 29.4 31.1
Total assets $1,479.2 $1,417.0
Current portion of long-term debt $0.0 $0.0
Accounts payable 71.3                                60.4
Accrued expenses 63.3 66.8
Total current liabilities $134.7 $127.3
Long-term debt 250.0 280.0
Deferred income taxes 42.6 31.1
Other non-current liabilities 56.7 58.2
Total liabilities $484.0 $496.7
Stockholder's equity 995.2 920.4
Total liabilities and equity $1,479.2 $1,417.0
Balance Sheet as of 2    Qtr 2012 and Fiscal YE 2011   (US$ in millions)
nd

Investor and Analyst Forum – Sept. 12, 2012

INV Conf 92012
Balance Sheet
Debt
(@ 6/30/12):
($ millions)
Senior Credit Facilities:
Revolver:
5-yr facility–expires 12/17/15
Revolver Credit Facility $415.0
Issued L/C’s (25.3)
Availability under Revolver $389.7
Current Borrowings on Revolver 0
Current Pricing is Libor (3 mos. plus 2.00%)
Long-Term Debt:
Senior Unsecured Notes:
Principal Amount $250.0
Term of Facility: 8 yrs– due Dec 2018
Rate:  8.50% fixed
Issued: 12/17/2010
Redemption: Non-callable for 4 yrs;
callable after 4 yrs at half the coupon.
Declining ratably to par thereafter:
2014 104.250%
2015 102.125%
2016+ 100.000%

Investor and Analyst Forum – Sept. 12, 2012
Revenue Business Model
Raw Material/Finished Products

INV Conf 92012
Diversified supply of raw material
Approximately 75% of our raw
material is procured under a
processing agreement, whereby
margins are established and the
risk is shared. The balance is a
“fee for service” business.
28.74%
10.10%
24.27%
5.76%
9.65%
19.71%
1.77%
Beef
Pork
Poultry
Grocery
Used Cooking Oil
Bakery
Other

Investor and Analyst Forum – Sept. 12, 2012
Revenue/Products

INV Conf 92012
Industry
Raw Yield Finished
Material Factors Product Finished Products
% Category (1) Available Protein Fat
28.74% Beef 48% 13.80% 6.90% 6.90%
24.27% Poultry 35% 8.50% 4.61% 3.89%
10.10% Pork 42% 4.25% 2.12% 2.13%
9.65% Used Cooking Oil 70% 6.75% – 6.75%
5.76% Grocery 45% 2.59% 1.30% 1.29%
1.77% Other 35% 0.62% 0.31% 0.31%
80.29% Rendering 36.51% 15.24% 21.27%
19.71% Bakery 41.75% 58.25%
100.00% Total
(1)  Will differ by raw material supplier and type of material

Investor and Analyst Forum – Sept. 12, 2012
A Significant Portion has a “Built-In Margin”

INV Conf 92012
Darling Formula Pricing Example
Industry has evolved to a shared risk
procurement model
Pricing protocols reduce exposure to
commodity price fluctuation and provide
minimum margins
Raw materials procured under the following
pricing arrangements:
Product Finished price Total yield
Animal Fats $40.00cwt 26%
Protein Meals $20.00cwt 22%
Note: Yield is based on individual supplier’s historical yields and is adjusted as needed
Product Finished price Total yield Value
Animal Fats $40.00cwt 26% $10.40
Protein Meals $20.00cwt 22% $  4.40
Finished product sales value $14.80
Darling conversion cost with Energy adjuster ($6.00)
Darling fixed margin ($1.50)
Total processing cost ($7.50)
(Charge) / Rebate to supplier per cwt $7.30
Source: Company Management
Note: When finished product sales value covers Darling’s cost and fixed spread, a rebate to the supplier is generated.  Conversely, when the finished product sales value is less than Darling’s cost and fixed spread, the supplier is charged for the difference.
Indicative Formula Terms
Theoretical Finished Product Sales Value
Theoretical Darling (Charges)/Rebate to Supplier
Formula-based rendering
(~70% of total raw material volume)
Used cooking oil
(~45% of total raw material volume)
Bakery waste is 100% formula tied to corn
(profit share)
How We Buy It

Investor and Analyst Forum – Sept. 12, 2012
Darling Historical Financials
(Segments)

INV Conf 92012
2008 2009 2010 2011 2Q-12
Bakery 26.8% 13.7% 13.3% 24.0% 23.1%
Rendering 19.7% 18.7% 18.4% 21.5% 18.6%
Total Company 20.7% 18.1% 17.7% 21.9% 19.3%
EBITDA % of Revenue
0
200
400
600
800
1000
1200
1400
1600
1800
2008 2009 2010 2011 2Q12
Bakery Revenues
Rendering Revenues
$1489
$1123
$1340
$1797
$824
0
50
100
150
200
250
300
350
400
2008 2009 2010 2011 2Q12
Rendering
Bakery
$203
$237
$394
$308
$159
Revenue ($mm)
EBITDA ($mm)

Revenue
($ Millions)

INV Conf 92012
2008 2009 2010 2011 2Q-12
EBITDA (% Sale) 20.7% 18.1% 17.7% 21.9% 19.3%
     Revenue $1,489 $1,123 $1,340 $1,797 $824
EBITDA $308 $203 $237 $394 $159
$1,489 $1,340
(1,123) 1,797
366 457
x    .30 $308 x    .30 $237
($109) (109) $137 137
$199 $374
Factors:
- Finished product prices
- Raw material volume/yield
- Energy
- Operating costs – collection & factory
Investor and Analyst Forum – Sept. 12, 2012

Investor and Analyst Forum – Sept. 12, 2012
Cash Flows
($ millions)

INV Conf 92012
6 Months
6/30/12
Fiscal
2011
Source:  EBITDA $158.9 $393.5
Uses:
Capex ($53.5) ($60.2)
Acquisition (2.0) (1.8)
Debt Reduction (30.0) (427.0)
Issuance of Common Stock 0.0 293.1
Cash Interest (10.9) (29.1)
Cash Taxes (10.8) (88.2)
Working Capital Change 16.2 (45.6)
Investment in Unconsolidated Sub. (25.5) (23.3)
Other (9.1) 8.3
(Increase)/Decrease in Cash (33.3) (19.7)
Total ($158.9) ($393.5)

Investor and Analyst Forum – Sept. 12, 2012

INV Conf 92012
Historical Financials - Capex
Capex (US$ millions)
1
Source: Company Management
1
Griffin capex includes capex and investments, including acquisitions.
Note: 2008-2010 includes combined proforma of Griffin Industries
$-
$10
$20
$30
$40
$50
$60
$70
$80
2008 2009 2010 2011
2Q12
$71
$69
$61
$60
$54

Investor and Analyst Forum – Sept. 12, 2012 66 INV Conf 92012

Investor and Analyst Forum – Sept. 12, 2012 DIAMOND GREEN DIESEL John Bullock, SVP Business Development

Investor and Analyst Forum – Sept. 12, 2012
Darling Biofuels –
The Path to Here

INV Conf 92012
Darling begins
studying biofuels
2004
2005
Tax credit for Biodiesel/Renewable Diesel implemented
Darling evaluates Biodiesel product and processes
RFS 1 implemented-Ethanol only
2007-
2008
Darling evaluates over 20 different biodiesel processes
Determines that while feasible to make biodiesel from Darling feedstock impurities within Darling feedstock make for inefficient process
Darling begins pretreatment work with Desmet-Ballestra
RFS2 enabling legislation passed
(Advanced Biofuel Mandate)
Tax credit extended
Darling studies UOP Renewable Diesel
process output
2010
Darling studies UOP process output
and undertakes extensive pretreatment
& pilot plant testing
Darling determines Renewable Diesel
process is right process for its feedstock
Begins seeking energy partners
RFS2 implemented
Tax credit extended
Darling partners with Valero (DGD)
2011
Tax credit expires
California Air Resource Board
implements Low Carbon Fuel Standard
DGD begins construction
1Q-
2013
Projected startup

Investor and Analyst Forum – Sept. 12, 2012
What is DGD?

INV Conf 92012
50/50 JV with Valero Energy Corporation
Construct & operate a 136.7 million gallon Renewable Diesel plant located next to Valero’s 3
rd
largest oil refinery in NORCO Louisiana
using Desmet-Ballestra pre-treatment & UOP Eco-fining technologies
$-Millions
Total Project Cost $413
(includes working capital)
Partners Capital $192
JV DEBT $221
Agriculture Petroleum

Investor and Analyst Forum – Sept. 12, 2012

INV Conf 92012
Most economical feedstock available –
1.135 billion #’s annually
D-975 diesel fuel is capable of distribution
using existing infrastructure
– 136.7 million gallons renewable diesel annually
– 21.7 million gallons of LPG’s & Naphtha
DGD Objective –
Why it is being built
DGD will be the low cost producer of the
highest quality product capable of fulfilling
RFS2 biomass-based diesel mandate

Investor and Analyst Forum – Sept. 12, 2012
DGD Difference Engine –
Old tricks with new twists

INV Conf 92012
Traditional agricultural
raw material handling
and storage practices
Traditional oil
distribution of
finished products
DIFFERENCE
ENGINE
Traditional agricultural
pretreatment processing
(Modified)
Traditional petroleum
oil processing

Investor and Analyst Forum – Sept. 12, 2012
DGD Feedstock Origination –
What we use defines our advantage

INV Conf 92012
Darling is one of the largest suppliers of animal fats & used cooking oils in U.S.
DGD is expected to consume ~11% of  historical 10-year avg. supply of animal fats & used cooking oils
DGD will always have available supply of feedstock from Darling;
however, DGD has the flexibility to purchase feedstock from other suppliers should that feedstock be more economical

Investor and Analyst Forum – Sept. 12, 2012
DGD Feedstock Logistics –
Receive, separate,
and homogenize

INV Conf 92012
42 rail cars per day – over 2.5 days of usage
50 trucks per day – 3/4 of a days usage
DGD HAS UNMATCHED
FEEDSTOCK RECEIVING CAPABILITY
3 raw material tanks
3 mixing tanks prior to pretreatment
3 post pretreatment tanks
30 days usage of feedstock storage
DGD CAN HOMOGENIZE
VARIABLE FEEDSTOCK

Investor and Analyst Forum – Sept. 12, 2012
DGD Pretreatment –
Desmet Ballestra plus plus

INV Conf 92012
One of the five largest such facilities in the world
Sole purpose is to remove impurities which will impact eco-fining catalyst
DGD CAN UTILIZE LOW COST FEEDSTOCK WITH HIGHER IMPURITIES
Five-step process combining enhanced traditional vegetable oil refining with non-traditional “polishing” process and modified impurity removal processes taken from the petroleum refining industry
System is “unique” in that it has enhanced capabilities at each step as well as redundant capacity for all critical pieces of equipment

DGD Eco-fining – UOP

INV Conf 92012
UOP licensed process – UOP is
largest provider in the world of
catalyst technology to the oil
refining industry
Three-stage process utilizing hydrogen and well established catalysts to convert feedstock into a true hydrocarbon with the same cold flow properties as diesel fuel
THE FINISHED PRODUCT MEETS SPECIFICATIONS OF DIESEL FUEL (D-975)
Investor and Analyst Forum – Sept. 12, 2012

Investor and Analyst Forum – Sept. 12, 2012
Renewable Diesel tank
(Located in St. Charles
Refinery tank farm)
DGD Finished Product Distribution & Marketing

INV Conf 92012
Renewable Diesel tank
(Located @ DGD)
Bengal
pipeline
Colonial
pipeline
Parkway
pipeline
Plantation
pipeline
R-100 or blends
Barge
2.2 days production
19.5 days production
DGD has capability to market 100% of product via pipeline or barge
Valero Marketing Services will market 100% of product
DGD will receive full value of all products
R-100
Co-products
(Butane/propane/NATHPA)
transferred directly to
Valero refinery for further
processing
Access to:
South-coast
refineries
Midwest
Pipelines
California
(LCFS)

DGD Margin foundation –
How the margins are created

INV Conf 92012
RENEWABLE DIESEL is a superior fuel than Biodiesel
RENEWABLE DIESEL can be distributed using existing infrastructure
(Biodiesel cannot)
RENEWABLE DIESEL process can efficiently use lower cost feedstocks
(However only with specialized pretreatment with scale)
Co-Products from RENEWABLE DIESEL
more valuable than from Biodiesel
RENEWABLE DIESEL cash processing costs
are competitive with Biodiesel
DGD in the right location
(Feedstock flow, access to markets for finished product)
Infrastructure synergies from St. Charles Refinery
Investor and Analyst Forum – Sept. 12, 2012
RFS2 mandates a minimum of 1 billion gallons of BIOMASS-BASED DIESEL annually
(BIOMASS BASED DIESEL can only be BIODIESEL or RENEWABLE DIESEL)
RENEWABLE DIESEL RIN’s, due to higher energy content, are valued at multiple of 1.7 vs. Biodiesel 1.5

Investor and Analyst Forum – Sept. 12, 2012
RFS 2 –
The bedrock

INV Conf 92012
Billions of annual gallons
ADVANCED BIOFUELS
2.75
6.50
8.25
10.00
12.00
14.00
16.00
19.00
22.00
Biomass-based diesel may be more than 1.0 billion gallons
Biomass-based diesel may be used to fulfill undifferentiated category
4.75
25
20
15
10
5
0
2013
2014 2015
2016 2017 2018 2019
2020
2021 2022
5.00 4.50 4.50
4.50 4.00
3.50
3.00
2.50 2.00 1.75
1.00 1.00 1.00 1.00 1.00 1.00 1.00
1.00 1.00 1.00
0 1.75 3.00 4.25
5.50 7.00 8.50 10.50
13.50 16.00
Undifferentiated Advanced
Biofuel
Biomass Based Diesel
Cellulosic

Investor and Analyst Forum – Sept. 12, 2012
DGD Product & Distribution Advantage

INV Conf 92012
PRODUCT QUALITY
ADVANTAGE
PRODUCT
DISTRIBUTION
ADVANTAGE
RENEWABLE DIESEL meets DIESEL FUEL QUALITY
specification(D-975)
INCLUDING COLD FLOW PROPERTIES
while
Biodiesel is not a true hydrocarbon and
can only be included at a 5% blend into D-975
RENEWABLE DIESEL can be  DISTRIBUTED USING PIPELINES
and requires no special tanks for STORAGE
while
Biodiesel cannot be distributed (even as a blend) in any pipeline which transports jet fuel and, due to the cold flow properties of
Biodiesel, requires special tanks at the distributors
As a result of these two issues BIODIESEL has sold at a
discount to diesel fuel net of RIN’s value
while
RENEWABLE DIESEL will market at diesel fuel price less
only transportation costs to destination (pipeline injection points)

Investor and Analyst Forum – Sept. 12, 2012
DGD Feedstock & Processing Advantage

INV Conf 92012
Although DGD utilizes much higher pressure and temperature
than for biodiesel processing, the process is exothermic –
heat generated from the process results in very little actual energy usage during processing
F/H 2012
Cost/gallon ($)
DGD .12
Biodiesel .16
Hydrogen vs. methanol
Energy efficiency
Canola oil
Soybean oil
Palm oil
Edible tallow
Non-edible tallow
Choice white grease
Poultry fat
Yellow grease
3.92
3.47
3.41
3.11
2.86
2.63
2.55
2.31
Cost per gallon of Biofuel
2007 -2011 Average Prices ($)
DGD primary
feedstocks

Investor and Analyst Forum – Sept. 12, 2012
3.05
Diesel fuel price
3.05
1.97 (1.7 multiplier of 1.16)
RIN’s value
1.74 (1.5 multiplier of 1.16)
(.07)
Distribution cost/discount
(.22)
4.95
Fuel value @ plant
4.57
.28 Co-Product value .09
5.23
TOTAL REVENUE
4.66
3.86 Raw material cost dlvd. plant 4.39
.12 Processing aids .16
.26 Cash processing cost .26
4.24
TOTAL PROCESSING COST
4.81
.99
EBITDA
(.15)
DGD Margin Equation –
The bottom line

INV Conf 92012
($ per gallon of Renewable Diesel January-June 2012)
DGD RENEWABLE DIESEL
Has advantage in RIN’s value (.23); distribution cost (.15);
co-product value (.19); raw material (.53); and processing aid (.04).
Note:  Above proforma assumes revenue, feedstock and production costs are consistent with projections from January-June 2012
ITEM
(Midwest soybean)

Investor and Analyst Forum – Sept. 12, 2012
Renewable Diesel is RIGHT
for Darling...

INV Conf 92012
The
RIGHT
PRODUCT
from
The
RIGHT
FEEDSTOCK
using
The
RIGHT
PROCESS
at
The
RIGHT
LOCATION
with
The
RIGHT
PARTNER

Investor and Analyst Forum – Sept. 12, 2012 NEWARK RENDERING Neil Katchen, EVP and Co-COO

Investor and Analyst Forum – Sept. 12, 2012 84 INV Conf 92012 You won’t see this at our Newark operation...

Investor and Analyst Forum – Sept. 12, 2012 Welcome to our Newark facility 85 INV Conf 92012

Investor and Analyst Forum – Sept. 12, 2012
Our Newark NJ Facility

INV Conf 92012
Built in 1977
Originally located in
Long Island City
NY; moved due to
excessive cost of
operating in the 5
Boroughs
115 employees
45 kitchen grease
and rendering
routes run daily
Located in Newark
on mouth of
Passaic River
Waterfront access
to Newark Bay

Investor and Analyst Forum – Sept. 12, 2012 87 INV Conf 92012

Investor and Analyst Forum – Sept. 12, 2012 Safety is Critical 88 INV Conf 92012 • Employees and guests are provided safety gear prior to gaining access to any of our operations areas

OUR NEWARK OPERATION Investor and Analyst Forum, Sept. 12 2012 89 INV Conf 92012

Investor and Analyst Forum – Sept. 12, 2012 Weighing In 90 INV Conf 92012

Investor and Analyst Forum – Sept. 12, 2012 Boiler 91 INV Conf 92012

Investor and Analyst Forum – Sept. 12, 2012 Raw Material Receiving Hopper 92 INV Conf 92012

Investor and Analyst Forum – Sept. 12, 2012 93 INV Conf 92012 Restaurant Grease Receiving Hopper

Investor and Analyst Forum – Sept. 12, 2012 Control Room Operator 94 INV Conf 92012

Investor and Analyst Forum – Sept. 12, 2012 Control Screen 95 INV Conf 92012

Investor and Analyst Forum – Sept. 12, 2012 Cooker/Feather Hydrolyzer 96 INV Conf 92012

Investor and Analyst Forum – Sept. 12, 2012 Dryer 97 INV Conf 92012

Investor and Analyst Forum – Sept. 12, 2012 Our Lab 98 INV Conf 92012

Investor and Analyst Forum – Sept. 12, 2012 Tank Farm 99 INV Conf 92012

Investor and Analyst Forum – Sept. 12, 2012 Protein Storage 100 INV Conf 92012

Investor and Analyst Forum – Sept. 12, 2012 Shipping Out 101 INV Conf 92012

Investor and Analyst Forum – Sept. 12, 2012 102 INV Conf 92012 Nationwide Service Facilities (Newark service area highlighted)

Investor and Analyst Forum – Sept. 12, 2012 Questions? 103 INV Conf 92012